Exhibit 99.1

Patterson Companies Announces Strategic Expansion of Core Equipment Offerings

ST. PAUL, Minn. — Jan. 5, 2015 — Patterson Companies, Inc. (Nasdaq: PDCO) today announced plans to expand its range of core equipment offerings and extend its current assortment to include an increased number of high-end products, as well as add entry-level and mid-range selections. Patterson will look to bring its various market-leading technology offerings together with multiple core equipment platforms. Core dental equipment includes chairs, units and cabinetry; technology equipment includes chairside CAD/CAM and other digital dental systems.

Paul Guggenheim, president of Patterson Dental, said, “Patterson is particularly excited to introduce chairs and treatment center products from Sirona to the North American market in response to customer demand for equipment that is highly integrated with the advanced technology in today’s modern dental office. Further, we look forward to creating new manufacturer relationships and broadening our current partnerships with A-dec, DentalEZ, Planmeca, Proma and others.”

Guggenheim continued, “As the leader in selling and servicing dental equipment in North America, we are well-positioned to capitalize on the availability of alternatives addressing to the full spectrum of our customers, especially in the areas of new construction and dental office remodeling, which have long been strengths of ours. We believe this expanded offering will allow us increased flexibility to meet the evolving needs of our customers and is another step in achieving our strategy to broaden our view of the markets we serve.”

About Patterson Companies, Inc.

Patterson Companies, Inc. is a value-added distributor serving the dental, companion-pet veterinarian and rehabilitation supply markets.

Dental Market

As Patterson’s largest business, Patterson Dental provides a virtually complete range of consumable dental products, equipment and software, turnkey digital solutions and value-added services to dentists and dental laboratories throughout North America.

Veterinary Market

Patterson Veterinary is a leading distributor in the U.S. and U.K. of consumable veterinary supplies, equipment and software, diagnostic products, vaccines and pharmaceuticals predominantly to companion-pet veterinary clinics.

Rehabilitation Market

Patterson Medical is the world’s leading distributor of rehabilitation supplies and non-wheelchair assistive patient products to the physical and occupational therapy markets. The unit’s global customer base includes hospitals, long-term care facilities, clinics and dealers.

This release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are information of a non-historical nature and are subject to risks and uncertainties that are beyond the Company’s ability to control. Any statements made in this press release about the Company’s future financial conditions, results of operations, expectations, plans, or prospects, including the information under the heading “Business Outlook”, constitute forward-looking statements. Forward-looking statements also include those preceded or followed by the words “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “should,” “targets” and/or similar expressions. These forward-looking statements are based on the Company’s current estimates and assumptions and, as such, involve uncertainty and risk. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those contemplated by the forward-looking statements because of a number of factors, including the factors described in Item 1A of the Company’s most recent Annual Report on Form 10-K, which factors are incorporated herein by reference. Any forward-looking statement in this release speaks only as of the date in which it is made. Except to the extent required under the federal securities laws, the Company does not intend to update or revise the forward-looking statements.

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For additional information, contact:

Ann B. Gugino

Vice President & CFO

651-686-1600

Source: Patterson Companies, Inc.